EXHIBIT 10r3

         Schedule identifying substantially identical agreements, among American Brands, Inc. ("American") and each of the following persons, to the Agreement and the Amendment thereto constituting Exhibits 10r1 and 10r2, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1994
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                                   Name
                                   ----

                              Thomas C. Hays
                              John T. Ludes
                              Robert L. Plancher
                              Robert J. Rukeyser
                              Randall W. Larrimore
                              Steven C. Mendenhall
                              Dudley L. Bauerlein, Jr.
                              Charles H. McGill